                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

        Intensiva HealthCare Corporation
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


        Not Applicable
-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [ ] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------

    (5) Total fee paid:


--------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

--------------------------------------------------------------------------------

    (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

    (3) Filing party:

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    (4) Date filed:

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





                          [INTENSIVA HEALTHCARE LOGO]



                        INTENSIVA HEALTHCARE CORPORATION
                       7733 FORSYTH BOULEVARD, SUITE 1100
                           ST. LOUIS, MISSOURI 63105

                                 April 18, 1997


To the Stockholders of Intensiva HealthCare Corporation:

         You are cordially invited to attend the Intensiva HealthCare Corporation 1997 Annual Meeting of Stockholders, to be held on Friday, May 23, 1997. The meeting will begin promptly at 10:00 a.m. central daylight savings time at 7733 Forsyth Boulevard, Second Floor, St. Louis, Missouri.

         The matters to be acted on at the meeting are described in detail in the attached official Notice of the Annual Meeting of Stockholders and Proxy Statement. Company officers will present reports and stockholders will have an opportunity to ask questions of general interest. Also enclosed is a copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1996.

         THE VOTE OF EVERY STOCKHOLDER IS IMPORTANT. Your prompt cooperation in immediately signing and returning your Proxy will be greatly appreciated, and may save additional solicitation expenses. Please note that returning your completed Proxy will not prevent you from voting in person at meeting if you wish to do so. You may use the enclosed self-addressed stamped envelope to return your Proxy.

                                        Sincerely,


                                        David W. Cross
                                        David W. Cross
                                        President and Chief Executive Officer

                         INTENSIVA HEALTHCARE CORPORATION
                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS


                                                                  April 18, 1997


To the Stockholders of Intensiva HealthCare Corporation

         Notice is hereby given that the 1997 Annual Meeting of Stockholders of Intensiva HealthCare Corporation, a Delaware corporation, will be held on Friday, May 23, 1997, at 10:00 a.m., at 7733 Forsyth Boulevard, Second Floor, St. Louis, Missouri.

         The Board of Directors has fixed the close of business on April 7, 1997 as the record date for determination of stockholders of the Company entitled to receive notice of and to vote at the 1997 Annual Meeting of Stockholders. The following items, described in the attached Proxy Statement, will be on the agenda:

         1. To elect two persons as Class I Directors, each to serve a three-year term expiring at the Annual Meeting of Stockholders to be held in 2000;

         2. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the Company; and

         3. To transact such other business as may properly come before the meeting.

         So far as management is aware, no business is expected to come before the Annual Meeting of Stockholders other than the matters described as items 1 and 2 above.

                                        By order of the Board of Directors



                                        David W. Cross
                                        David W. Cross
                                        President and Chief Executive Officer

                        INTENSIVA HEALTHCARE CORPORATION
                      1997 ANNUAL MEETING OF STOCKHOLDERS

                                                                  April 18, 1997

        This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Intensiva HealthCare Corporation (the "COMPANY") for the Company's 1997 Annual Meeting of Stockholders, scheduled to be held on May 23, 1997, and any adjournments thereof (the "ANNUAL MEETING"). Only stockholders of record of common stock (the only class of stock of the Company issued and outstanding) at the close of business on April 7, 1997 (the "RECORD DATE"), are entitled to notice of and to vote at this meeting. As of the close of business on April 7, 1997, there were 9,905,062 shares of common stock issued and outstanding and entitled to vote.
Stockholders are not entitled to vote cumulatively for the election of directors. Each stockholder is entitled to a number of votes for the election of Directors equal to the number of shares held by such stockholder multiplied by the number of Directors to be elected, but may cast no more votes for any one nominee than is equal to the number of shares held by the Stockholder. On all other matters, the stockholders are entitled to one vote per share. Proxies for shares marked "abstain" and broker non-votes will be considered represented at the meeting but not voted; shares held in "street name" by brokers and others for which Proxies are voted on some but not all matters will be considered represented at the meeting but voted only as to those matters actually marked on the Proxy.


        If you sign and return the enclosed Proxy, the shares represented thereby will be voted FOR the two nominees for director positions listed under the heading "Nominees for Class I Directors" and FOR the proposal to ratify the appointment of KPMG Peat Marwick LLP as independent auditors of the Company, unless otherwise indicated on the Proxy. Although it is not anticipated that any nominee will not serve as a Director, or be unable to serve as a Director if elected, in either such event the Proxies will be voted for such other person or persons as may be designated by the Board of Directors. Returning your completed Proxy will not prevent you from voting in person at the meeting should you be present and wish to do so. Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, or by signing and delivering a later dated Proxy, or, if you attend the Annual Meeting in person, by voting at the Annual Meeting. Merely attending the Annual Meeting will not constitute revocation of your Proxy. You may revoke your Proxy at any time before it is voted.

        Directors, officers, and other employees of the Company may solicit Proxies by personal interview, telephone, facsimile transmission, and telegram in addition to the use of the mails. The Company will request persons, such as brokers, nominees, and fiduciaries holding stock in their name for others, or holding stock for others who have the right to give voting instructions, to forward proxy materials to their principals and request authority for the execution of the Proxy and the Company will reimburse them for reasonable out-of-pocket expenses in so doing. The total cost of soliciting Proxies will be borne by the Company.

        The Company's principal corporate offices are located at 7733 Forsyth Boulevard, Suite 1100, St. Louis, Missouri 63105. This Proxy Statement and the enclosed form of Proxy were first mailed to stockholders on or about April 18, 1997.



Proxy Statement                                                           Page 1

                          I.  ELECTION OF DIRECTORS

         The Board of Directors consists of six persons. In accordance with the Company's Certificate of Incorporation and Amended and Restated By-laws, Directors are divided into three classes, and the number of Directors in each class is to be as nearly equal as possible. Thus, each of the three classes of Directors is composed of two persons. The term of office for a Director position is three years (except that to put into effect the classification of the Board of Directors in 1996, Directors currently designated as Class I Directors have an initial term of one year and Directors currently designated as Class II Directors have an initial term of two years). Beginning at the Annual Meeting of Stockholders in 1997 and thereafter, each year one class of Directors is to be elected to a three-year term. Class I Directors will be elected at the 1997 Annual Meeting of Stockholders.

         The names of the nominees, as recommended by the Board of Directors, and the names of the Directors whose terms will continue after the Annual Meeting, are listed below. Shares represented by a properly executed Proxy in the accompanying form will be voted for the two nominees listed below unless otherwise directed. Should any nominee(s) become unavailable for any reason before the election, the Proxy will be voted for substitute nominee(s) to be selected by the Board of Directors of the Company, unless authority to vote for all of the nominees is withheld.

         Set forth under the heading "Security Ownership of Management" is a table setting forth the beneficial ownership of the Company's common stock of each Director, certain executive officers, persons known to the Company to beneficially own five percent or more of the Company's outstanding common stock, and of all Directors and executive officers as a group. No family relationships exist between any of the nominees, the other Directors, or any of the executive officers of the Company.

         The Board of Directors has nominated the following persons to be elected as Class I Directors at the 1996 Annual Meeting of Stockholders:

                            James B. Tananbaum, M.D.
                            Philip M. Nudelman, Ph.D.

         The two nominees receiving the highest number of votes will be elected as Class I Directors. Cumulative voting will not apply for this election. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES AND PROXIES WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

                        INFORMATION ABOUT THE DIRECTORS

DIRECTORS NOMINATED FOR RE-ELECTION:

PHILLIP M. NUDELMAN, PH.D.:  61, Director of the Company.

         Dr. Nudelman has served as a Director of the Company since June 1996. Since 1991, Dr. Nudelman has served as President and Chief Executive Officer of Group Health Cooperative of Puget Sound, a not-for-profit managed healthcare system with 10,000 employees that



Page 2                                                          Proxy Statement
         provides health care services to over 650,000 people. Dr. Nudelman joined Group Health in 1973, and has served in various senior level positions. Dr. Nudelman serves on the President's Advisory Commission on Consumer Protection and Quality in the Health Care Industry, serves on the boards of SpaceLabs Medical, Inc., Advanced Technology Laboratories, Inc., Cell Therapeutics, Inc., and Cytran, Inc., and served on the White House Task Force on Healthcare Reform. He holds degrees in microbiology and pharmacy from the University of Washington and an M.B.A. and a Ph.D. in Health Systems Management from Pacific Western University.

JAMES B. TANANBAUM, M.D.:  33, Director of the Company.

         Dr. Tananbaum has served as a Director of the Company since December 1994. Since 1993, Dr. Tananbaum has served as a venture partner with Sierra Ventures, a leading venture capital firm. From 1991 to 1993, Dr. Tananbaum held various executive positions with Merck, Inc. Dr. Tananbaum is President and Chief Executive Officer of Advanced Medicine, Inc. Dr. Tananbaum is a co-founder and Director of GelTex Pharmaceuticals, Inc., a biopolymer pharmaceutical company. Dr. Tananbaum is the founding Chairman of Orange Coast Managed Care Services, a physician practice management company in Southern California. Dr. Tananbaum holds a medical degree from Harvard Medical School, an M.B.A. from Harvard Business School, and a B.S.E.E. and B.S. from Yale University.

CONTINUING DIRECTORS

         CLASS II DIRECTORS. The terms of the Class II Directors are scheduled to expire at the 1998 Annual Meeting of Stockholders. The Class II Directors are:

DAVID W. CROSS:  50, President, Chief Executive Officer, and Director of  the
                 Company.

         Mr. Cross is a founder of the Company and has served as President and Chief Executive Officer and as a Director since the Company's inception in 1994. Prior to founding the Company, Mr. Cross was a founder, the President and Chief Executive Officer, and a Director of Advanced Rehabilitation Resources, Inc., serving in each of these capacities from 1990 to 1993. From 1987 to 1990, he was Senior Vice President of Business Development for RehabCare Group, Inc., a publicly traded rehabilitation care company, and in 1993 and 1994 served as Executive Vice President and Chief Development Officer of RehabCare Group, Inc. Mr. Cross currently serves on the Board of Directors of Odyssey HealthCare, Inc., a hospice health care company, and he is a Trustee and President-elect of the Long Term Acute Care Hospital Association of America, a trade association. Mr. Cross holds a B.A. from the University of California at Fullerton.

JEFFREY J. COLLINSON:  55, Director of the Company.

         Mr. Collinson has served as a Director of the Company since December 1994. Since 1990, Mr. Collinson has served as President of Collinson Howe Venture Partners, Inc. (formerly named Schroder Venture Advisers, Inc.), a venture capital management firm, and from 1983 to 1990, was President of Schroder Venture Managers, Inc., a venture capital firm. Mr. Collinson is also a Director of Incyte Pharmaceuticals, Inc., Neurogen Corporation, and Spare, Kaplan, Bischel & Associates.


Proxy Statement                                                         Page 3

         CLASS III DIRECTORS. The terms of the Class III Directors are scheduled to expire at the 1999 Annual Meeting of Stockholders. The Class III Directors are:

WILFRED E. JAEGER, M.D.:  41, Director of the Company.

         Dr. Jaeger has served as a Director of the Company since December 1994. Dr. Jaeger is a founding General Partner of the lead venture capital investor in the Company, Three Arch Partners, a venture capital firm that focuses exclusively on health care investments. Prior to joining Three Arch Partners in 1993, he was a partner at Schroder Venture Advisors, Inc. from 1992 to 1993. From 1991 to 1992, Dr. Jaeger was an Associate and then General Partner of The Phoenix Partners, a venture capital firm. Dr. Jaeger received his medical degree from the University of British Columbia in Vancouver, Canada. He practiced medicine for six years before earning an M.B.A. from Stanford University.

DAVID L. STEFFY:  53, Director of the Company.

         Mr. Steffy is a founder of the Company and has served as a Director since its inception. From 1985 to 1996, Mr. Steffy was Vice Chairman and a Director of Community Health Systems, a company he co-founded. From 1979 to 1985, he held management positions and was a co-founder of Republic Health Corporation as well as a senior manager of Hospital Affiliates International. Until 1979, Mr. Steffy served as Director, Hospital Administration of the Ohio State University.

                                   COMMITTEES

         The Board of Directors has two standing committees: an Audit Committee and a Compensation Committee. The Audit Committee has general responsibility for supervision of financial controls as well as accounting and audit activities of the Company. The Audit Committee annually reviews the qualifications of the Company's independent certified public accountants, makes recommendations to the Board of Directors concerning the selection of the accountants, and reviews the planning, fees, and results of the accountants' audit. The Compensation Committee has the authority to (i) administer the Company's stock option plan, including the selection of optionees and the timing of option grants, and (ii) review and monitor key employee compensation and benefits policies and administer the Company's management compensation plans. The current members of the Audit Committee are Messrs. Jeffrey J. Collinson, David L. Steffy, and Dr. Wilfred E. Jaeger. The current members of the Compensation Committee are David L. Steffy and Drs. Jaeger and Tananbaum.

                          BOARD AND COMMITTEE MEETINGS

         All but one of the current Directors attended at least 75 percent of the aggregate of all Board of Directors meetings and committee meetings (of which such Directors were members) during the fiscal year ended December 31, 1996, that were held during the period he served on the Board and/or committee. Dr. Nudelman became a Director in June 1996 and attended one of the three meetings held after his appointment. There were five Board of Directors meetings held during the fiscal year ended December 31, 1996.



Page 4                                                          Proxy Statement

                           COMPENSATION OF DIRECTORS

         Prior to the 1997 Annual Meeting, non-employee Directors other than Mr. Collinson and Drs. Jaeger and Tananbaum were paid $2,500 for each board meeting attended. After the 1997 Annual Meeting, all non-employee Directors will receive $2,500 for each board meeting attended.

                         COMPENSATION COMMITTEE REPORT

         The purpose of a compensation committee is to consider the levels and components of executive compensation relative to those generally available in its marketplace in the context of the overall long-term objectives of the Company, and its stockholders. By maintaining appropriate balance in these factors, the Compensation Committee believes that it will be most effective in attracting and retaining well-qualified executives who will be capable of contributing to the success of the Company.

         The paramount objective of the Company is building the long-term value of the stockholders' investment within the framework of operating the Company in a safe and sound manner. This is accomplished by achieving substantial improvements and consistency in earnings and strengthening the Company's presence in new markets. Consequently, the compensation of executives should be structured to attract individuals capable of contributing to the achievement of these objectives and to align the welfare of those individuals with that of the stockholders.

         The Compensation Committee periodically reviews the various components of the Company's executive compensation programs as outlined below:

         Base Salary. In determining the appropriate base salaries of its executive officers, the Compensation Committee evaluates the performance of the Company, considering general business and industry conditions, among other factors, and the contributions of specific executives toward that performance. The Compensation Committee also evaluates each officer's areas of responsibility and the Company's performance in those areas. Finally, the Compensation Committee considers the level of compensation paid comparable executives by other companies of comparable size in its industry and marketplaces.

         Bonus. The Compensation Committee may elect to award bonuses to selected executive officers based largely upon the same criteria as the evaluations of base salaries, emphasizing the need to maintain competitive compensation packages and the desire to recognize outstanding performance by the officers.

         Stock Option Program. The Compensation Committee recognizes that one way to align the interests of the Company's executive officers with those of its stockholders is the encouragement of ownership of the Company stock through stock options granted under its Employee Stock Option Plan. Under this plan, executive officers are eligible to receive stock options from time to time, giving them the right to purchase shares of Common Stock of the Company at a specified price in the future.

                      STOCK OWNERSHIP AND TRADING REPORTS

         To the Company's knowledge, based solely upon the Forms 3 (Initial Statement of Beneficial Ownership of Securities), Forms 4 (Statement of Changes in Beneficial Ownership), and Forms 5




Proxy Statement                                                         Page 5

(Annual Statement of Changes in Beneficial Ownership) filed with the Company, no persons failed to file any such form in a timely manner.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information with respect to the beneficial ownership of shares of the Company's outstanding Common Stock as of April 7, 1997, by (i) each person known by the Company to be the beneficial owner of more than 5 percent of the outstanding shares of Common Stock, (ii) each Director or executive officer of the Company, and (iii) all Directors and executive officers of the Company as a group. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of Common Stock owned by them, except to the extent such power may be shared with a spouse.








                                 Shares Beneficially Owned
                               ------------------------------
Beneficial Owner                 Number      Percent(1)
----------------                 ------      -------
Sierra Ventures (2)             1,498,744     15.1%
300 Sand Hill Road
Building Four, Suite 210
Menlo Park, California  94025

James B. Tananbaum, M.D. (3)    1,500,744     15.2%

Schroder (4)                      780,994      7.9%
c/o  Collinson Howe Venture
Partners, Inc.
1055 Washington Boulevard
Stamford, Connecticut  06901

Jeffrey J. Collinson (5)          785,994      7.9%

Weiss, Peck & Greer(6)            965,831      9.8%
555 California Street
Suite 4760
San   Francisco,   California
94111

Funds  Affiliated  with Burr,     815,831      8.2%
Egan,
  DeLeage & Co. (7)
One Embarcadero Center
Suite 4050
San   Francisco,   California
94111

Three Arch (8)                    942,781      9.5%
2800 Sand Hill Road
Suite 270
Menlo Park, California  94025

Page 6                                                         Proxy Statement

                                                 Shares Beneficially Owned
                                              ------------------------------
Beneficial Owner                                     Number      Percent(1)
----------------                                     ------      -------
Wilfred E. Jaeger, M.D. (9)                          942,781       9.5%


Mayfield (10)                                      1,208,233      12.2%
2800 Sand Hill Road
Menlo Park, California  94025
David W. Cross (11)                                  337,637       3.4%

John R. Lewis(12)                                    335,637       3.4%

David L. Steffy                                      357,287       3.6%

John P. Keefe(13)                                     39,526       (19)
Samuel A. Morse (14)                                  53,900       (19)

Anthony J. Torrente(15)                               44,852       (19)

James D. Pomeroy(16)                                  41,772       (19)

Kathie Nohre, R.N. (17)                                8,250       (19)

Philip M. Nudelman, Ph.D. (18)                         5,500       (19)

All Directors  and  Executive Officers             4,453,280      44.0%

----------------

(1) Pursuant to rules of the Securities and Exchange Commission certain shares of Common Stock which a person has the right to acquire within 60 days pursuant to the exercise of stock options are deemed to be held and to be outstanding for the purpose of computing the percentage ownership of such person, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Each beneficial owner s percentage ownership is based upon 9,905,062 shares of Common Stock issued and outstanding as of April 7, 1997.

(2) Includes 1,441,044 shares held by Sierra Ventures IV, L.P. and 57,700 shares held by Sierra Ventures IV International, L.P. (collectively these entities are
    referred  to  as   Sierra  Ventures ).    James  B.
    Tananbaum, M.D., a Director of the Company, shares voting and
    investment powers with respect to such shares.   Dr.
    Tananbaum disclaims beneficial ownership of shares held by Sierra Ventures, except to the extent of his proportionate
    interest therein.   Dr. Tananbaum also holds  2,000 shares in
    an IRA of which he is the beneficiary.

(3) Includes 1,441,044 shares held by Sierra Ventures IV, L.P. and 57,700 shares held by Sierra Ventures IV International, L.P. (collectively these entities are
    referred to  as   Sierra  Ventures ).    James  B.
    Tananbaum, M.D., a Director of the Company, shares voting and investment powers with respect to such shares. Dr. Tananbaum disclaims beneficial ownership of shares held by Sierra Ventures, except to the extent of his proportionate interest therein.

(4) Includes 312,400  shares held by Schroders  Incorporated,
    374,874 shares held by Schroder Ventures Limited Partnership and 93,720 shares held by Schroder Ventures U.S. Trust
    (collectively these  entities are referred




Proxy Statement                                                         Page 7
         to as   Schroder ).  Jeffrey J. Collinson, a Director of the Company,
         shares voting  and investment  power with  respect to such shares.
         Mr. Collinson disclaims beneficial ownership of shares held by the Schroder entities, except to the extent of his proportionate interest therein.

(5) Includes 312,400 shares held by Schroders Incorporated, 374,874 shares held by Schroder Ventures Limited Partnership and 93,720 shares held by Schroder Ventures U.S. Trust (collectively these entities are referred to as Schroder ). Jeffrey J. Collinson, a Director of the Company, shares voting and investment power with respect to such shares. Mr. Collinson disclaims beneficial ownership of shares held by the Schroder entities, except to the extent of his proportionate interest therein. Mr. Collinson also holds 5,000 shares in an IRA of which he is the beneficiary.

(6) Includes 415,166 shares held by Weiss, Peck & Greer Venture Associates III, L.P. and 550,665 shares held by WPG Enterprise Fund II, L.P. (collectively these entities are referred to as Weiss, Peck & Greer ). Ellen M. Feeney shares voting and investment power with respect to such shares. Ms. Feeney disclaims beneficial ownership of shares held by Weiss, Peck & Greer, except to the extent of her proportionate interest therein.

(7) Includes 807,345 shares held by ALTA V Limited Partnership and 8,486 shares held by Customs House Partners. The respective general partners of these funds exercise sole voting and investment powers with respect to shares held by these funds. Mr. Guy Nohra is a general partner of ALTA V Management Partners, L.P. (which is the general partner of ALTA V Limited Partnership) and as a general partner of the fund he may be deemed to share voting and investment power with respect to shares held by ALTA V Limited Partnership. Mr. Nohra disclaims beneficial ownership of shares held by ALTA V Limited Partnership, except to the extent of his proportionate pecuniary interest therein. Mr. Nohra disclaims all beneficial ownership of all shares held by Customs House Partners.

(8)      Includes 769,431 shares held by Three Arch Partners, L.P.
         and 173,350 shares held by Three Arch Associates, L.P. (collectively these entities are referred to as Three Arch ). Wilfred E. Jaeger, M.D. shares voting and investment power with respect to such shares. Dr. Jaeger disclaims beneficial ownership of shares held by Three Arch, except to the extent of his proportionate interest therein. Messrs. Lewis and Steffy are limited partners of Three Arch Partners, L.P., but do not have voting or investment power with respect to such shares.

(9)      Includes 769,431 shares held by Three Arch Partners, L.P.
         and 173,350 shares held by Three Arch Associates, L.P. (collectively these entities are referred to as Three Arch ). Wilfred E. Jaeger, M.D., a Director of the Company, shares voting and investment power
         with respect to such shares.   Dr. Jaeger disclaims beneficial
         ownership of shares held by Three Arch, except to the extent of his proportionate interest therein. Messrs. Lewis and Steffy are limited partners of Three Arch Partners, L.P., but do not have voting or investment power with respect to suchshares.

(10)     Includes 1,147,821 shares held by Mayfield VIII and
         60,412 shares held by Mayfield Associates Fund II (collectively
         these entities are referred  to  as   Mayfield ).  Wende S.
         Hutton shares voting and investment power with respect to such shares held by Mayfield VIII, but has no voting or investment power with respect to shares held by Mayfield Associates Fund II. Ms. Hutton disclaims beneficial ownership of shares held by Mayfield, except to the extent of her proportionate interest therein.

(11) Amount includes 1,500 shares owned by Mr. Cross spouse, 250 shares held by Mr. Cross as custodian for John David Cross, and 250 shares held by Mr. Cross as custodian for Kathleen Cross. Mr. Cross holds options for 33,000 shares, of which 9,350 are exercisable within 60 days and are included in shares beneficially owned.

(12) Mr. Lewis holds options for 33,000 shares, of which 9,350 are exercisable within 60 days of April 7, 1997, and are included in the shares beneficially owned.

(13) Mr. Keefe holds options for 107,800 shares, of which 39,526 are exercisable within 60 days of April 7, 1997, and are included in the shares beneficially owned.

(14) Mr. Morse holds options for 107,800 shares, of which 53,900 are exercisable within 60 days of April 7, 1997, and are included in the shares beneficially owned.



Page 8                                                     Proxy Statement

(15)     Mr.  Torrente  holds  options for  100,100
         shares, of which 44,852 are exercisable within 60 days of April 7, 1997, and are included in the shares beneficially owned.

(16) Mr. Pomeroy holds options for 80,850 shares, of which 41,772 are exercisable within 60 days of April 7, 1997, and are included in the shares beneficially owned.

(17) Ms. Nohre holds options for 27,500 shares, of which 8,250 are exercisable within 60 days of April 7, 1997, and are included in the shares beneficially owned.

(18) Dr. Nudelman holds options for 16,500 shares, of which 5,500 are exercisable within 60 days of April 7, 1997, and are included in the shares beneficially owned.

(19)     Less than one percent.


                           Summary Compensation Table

         The following table sets forth for the year ended December 31, 1996, the compensation paid by the Company to Mr. Cross, the Company's President and Chief Executive Officer and each of the other four most highly compensated executive officers of the Company (collectively, the Named Executive Officers) who earned salary and bonuses in excess of $100,000 during 1996 for all services rendered in all capacities in which they served:

                                                    Other Annual
Name and Principal Position     Salary    Bonus     Compensation
---------------------------     ------    -----     ------------
David W. Cross, President and   $178,142  $91,740   $  11,241
Chief
Executive Officer
John R. Lewis, Executive Vice   $142,775  $73,260   $  12,162
President and Chief Operating
Officer
Anthony J. Torrente, Executive $  93,171    -0-     $ 232,000 (1)
Vice President, Business
Development
John P. Keefe, Chief Financial $ 138,058  $60,000       -0-
Officer
James D. Pomeroy, Vice         $  92,019    -0-     $ 100,000 (1)
President,
Business Development

------------
(1) Messrs. Torrente and Pomeroy earn Other Annual Compensation composed of commission income.

                           Option Grants During 1996

      There were no stock option grants during 1996 to the Named Executive Officers. There were no option exercises during 1996 by the Named Executive Officers.

           Employment Agreements and Arrangements

     The Company has entered into employment agreements with each of Messrs. Cross, Lewis, Torrente, Pomeroy, and Keefe. All the agreements provide for discretionary bonuses except for Messrs. Torrente's and Pomeroy's, which provide for additional compensation in the form of commissions. Messrs. Cross and Lewis agreements provide that, as a supplemental bonus, certain notes made by each of them and acquired by the Company from RehabCare Group, Inc. will be




Proxy Statement                                                         Page 9
forgiven, if they are employed by the Company on September 22, 1997. Messrs. Cross and Lewis agreements must be renewed annually and provide that if the Company terminates employment without cause (as defined in the agreements) severance benefits of one year's salary will be paid. All of the agreements provide that the employee will not compete with the Company for twelve months following termination of employment.


                      II.  RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

        The Board of Directors has selected KPMG Peat Marwick LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 1997, subject to ratification by the
stockholders.   A representative of KPMG Peat Marwick is expected to be
present at the meeting to answer questions and make a statement if he desires to do so.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL AND PROXIES WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

                                   Vote Required

        The affirmative vote of a majority of the shares of Common Stock which are present or represented by proxy at the Annual Meeting and which vote on this proposal is required for approval. If the stockholders do not approve this proposal, the selection of independent auditors will be reconsidered by the Board of Directors.


                               III.  OTHER MATTERS

        Management does not intend to bring any other matters before the meeting and, at the date of this Proxy Statement, management is not informed
of any other matters that others may bring before the meeting.   However, if
any other matters properly come before the meeting, it is the intention of the proxy holders to vote such shares for which they hold proxies in accordance with their judgment on such matters.


                                     MISCELLANEOUS

        Proposals of stockholders intended to be presented at the 1998 Annual Meeting of Stockholders must received by the Company no later than January 23, 1998 to be eligible for inclusion in the proxy materials for that meeting.

                    _________________________



Page 10                                                     Proxy Statement

                             FOLD AND DETACH HERE
--------------------------------------------------------------------------------
                      INTENSIVA HEALTHCARE CORPORATION
                 ANNUAL MEETING OF STOCKHOLDERS MAY 23, 1997

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Wilfred E. Jaeger and Jeffery J. Collinson, and each of them, proxies, with full power of substitution and revocation, to vote the shares of Common Stock of Intensiva HealthCare Corporation (the "Company"), which the undersigned is entitled to vote at the 1997 Annual Meeting of Stockholders scheduled to occur on May 23, 1997, and at any adjournment(s) thereof (the "Meeting"), with all the powers the undersigned would possess if personally present, including authority to vote on the matters stated below in the manner directed, upon any other matter which may properly come before the Meeting in such manner as the proxies may in their discretion determine, and the authority to substitute and vote for another nominee as described in the accompanying Proxy Statement. The undersigned hereby revokes any proxy previously given to vote such shares at the Meeting or any adjournment thereof.

ITEM 1. Election of two directors to serve in Class I for a term of three years.

/ / FOR James B. Tananbaum and Philip M. Nudelman as Class I Directors (except as marked to the contrary below)

/ /  WITHHOLD authority to vote for both of Messrs. Tananbaum and Nudelman

INSTRUCTION: To withhold authority to vote for any individual nominee, write such nominee's name in the space provided below:

--------------------------------------------------------------------------------

ITEM 2. Ratification of the appointment of KPMG Peat Marwick LLP as independent auditors for Intensiva HealthCare Corporation.

/ /  FOR                    / /  AGAINST           / / ABSTAIN



                            FOLD AND DETACH HERE
--------------------------------------------------------------------------------
THE PROXIES ARE DIRECTED TO VOTE AS SPECIFIED ABOVE AND IN THEIR DISCRETION ON ALL OTHER MATTERS COMING BEFORE THE MEETING EXCEPT AS SPECIFIED TO THE CONTRARY ABOVE. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1 ABOVE AND FOR THE MATTER REPRESENTED IN ITEM 2 ABOVE.


                             Dated                                     1997
                                  -------------------------------------

                             --------------------------------------------------
                             Signature

                             --------------------------------------------------
                             Signature

                             Sign exactly as name appears at left. Where stock is issued in two or more names, all should sign. If signing as attorney, administrator, executor, trustee, guardian, or other fiduciary, give full title as such. A corporation should sign by authorized officer and affix seal. If this Proxy is executed by two or more persons or entities it shall pertain to all shares of common stock of the Company held in the individual name of each person or entity as well as all shares of common stock of the Company held in joint name by any two or more such persons or entities.



PLEASE PROMPTLY MARK, SIGN, DATE, AND RETURN THIS PROXY IN THE ENCLOSED
ENVELOPE